Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT

I, William H. Seippel, Chief Financial Officer of AirGate PCS, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to AirGate PCS, Inc. and will be retained by AirGate PCS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: February 17, 2004

                                                        /s/ William H. Seippel
                                                        -----------------------
                                                        William H. Seippel
                                                        Chief Financial Officer